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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 20, 1999 appearing on page 20 of Miami Computer Supply Corporation's Annual Report on Form 10-K for the year ended December 31,
1998.   We also consent to the reference to us under the heading "Experts" in such Prospectus.

PricewaterhouseCoopers LLP
Cincinnati, Ohio
November 2, 1999